UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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IVY FUNDS
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June 28, 2022

Dear Shareholder,

I am writing this letter to ask for your vote on important proposals that affect your investment in the Delaware Ivy Global Equity Income Fund. The Board of Trustees called a joint Special Meeting of Shareholders originally scheduled for June 17, 2022. A sufficient number of votes were not cast to reach a quorum and the meeting was adjourned to July 19, 2022.

You are receiving this letter because we have not received your vote. Your vote is extremely important no matter how many shares you own. Delaware Ivy Global Equity Income Fund needs your vote to hold the meeting. We sincerely appreciate you taking a moment to cast your vote by internet, touchtone or mail as listed on the enclosed ballot as soon as possible as time is short. For assistance, you may call us toll-free at 866 721-1324. Proxy specialists are ready and available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Please vote now so the quorum may be reached. Thank you in advance. We appreciate your time and attention to this matter.

Best regards,

Shawn K. Lytle
President, Chief Executive Officer, and Trustee

June 28, 2022

Dear Shareholder,

I am writing this letter to ask for your vote on important proposals that affect your investment in the Delaware Ivy Global Equity Income Fund. The Board of Trustees called a joint Special Meeting of Shareholders originally scheduled for June 17, 2022. A sufficient number of votes were not cast to reach a quorum and the meeting was adjourned to July 19, 2022.

You are receiving this letter because we have not received your vote. Your vote is extremely important no matter how many shares you own. Delaware Ivy Global Equity Income Fund needs your vote to hold the meeting. We sincerely appreciate you taking a moment to cast your vote by internet, touchtone or mail as listed on the enclosed ballot as soon as possible as time is short. For assistance, you may call us toll-free at 866 721-1324 extension 12. Proxy specialists are ready and available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Please vote now so the quorum may be reached. Thank you in advance. We appreciate your time and attention to this matter.

Best regards,

Shawn K. Lytle
President, Chief Executive Officer, and Trustee